UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2010

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of principal executive offices)		(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Carpenter Technology Corporation (the “Company”) was held on October 11, 2010. The following matters were voted on by the Company’s stockholders at the Annual Meeting and the final voting results for each matter are provided below.

Proposal No. 1 – Election of Four Directors. The following nominees were elected to the Board of Directors for a term expiring in 2013:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
I. Martin Inglis	36,798,816	869,458	3,123,425
Peter N. Stephans	36,954,092	714,182	3,123,425
Kathryn C. Turner	36,837,724	830,550	3,123,425
Stephen M. Ward, Jr.	37,098,838	569,436	3,123,425

Proposal No. 2 – Approval of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011:

Votes For	Votes Against	Abstain
38,948,530	1,795,954	47,215

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By	/S/ JAMES D. DEE
James D. Dee
Vice President, General Counsel and Secretary

Date: October 13, 2010